UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2016

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-151381	20-8325616
(Commission File Number)	(IRS Employer Identification No.)

8 Hillside Avenue, Suite 108
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 23 2016, FluoroPharma Medical, Inc. (the “Company”) accepted subscriptions pursuant to a Note Purchase Agreement (the “Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “Private Placement”) of an aggregate principal amount of up to $1,000,000 of convertible promissory notes (the “Notes”), convertible into shares of common stock at a conversion price per share of $0.35 (the “Conversion Price”). The initial closing of the Private Placement was consummated on March 23, 2016 for an aggregate amount of $150,000, which was invested by Dr. Thomas H. Tulip, our chief executive officer.  The Company may conduct any number of additional closings so long as the final closing occurs on or before the 120th day following the initial closing date.

The Notes mature one year from the date of issuance and bear interest at the rate of 12% per annum payable upon the earlier of (i) exchange or voluntary conversion of the Notes in accordance with the terms thereof and (ii) the maturity date.  All principal and accrued interest under the Notes (the “Outstanding Balance”) will automatically convert into the Company’s next equity or equity-linked financing (the “Subsequent Financing”), without any action on the part of the investor, into such securities, including warrants of the Company as are issued in the Subsequent Financing, the amount of which shall be determined in accordance with the following formula: (the Outstanding Balance as of the closing of the Subsequent Financing) x (1.25) / (the per security price of the securities sold in the Subsequent Financing). For the purpose of calculating the formula above, the per security price of the securities sold in the Subsequent Financing shall not exceed $0.35.  The issuance of promissory notes by the Company in a transaction with a substantially similar structure to the Private Placement (as determined in good faith by the Company’s board of directors) shall not be deemed a Subsequent Financing.

Each investor also have the right, at its option at any time, to convert the Outstanding Balance into shares of common stock as is obtained by dividing (i) the Outstanding Balance to be converted multiplied by 1.25, by (ii) the Conversion Price; provided, however, if an event of default has occurred and is continuing, the Conversion Price shall be adjusted to $0.15 per share. The Notes are subject to customary adjustments for issuances of shares of common stock as a dividend or distribution on shares of the common stock, or mergers or reorganizations, as well as “full-ratchet” anti-dilution adjustments for future issuances of other Company securities (subject to certain standard carve-outs).

The Notes contain the following event of default provisions:

•	the failure to pay principal within ten business days after such amounts are due;

•
the Company breaches any material covenant or other term or condition of the Notes, the Purchase Agreement or other transaction document, except for a breach of payment, in any material respect and such breach, if subject to cure, continues for a period of twenty days after written notice to the Company from the investor;

•
the Company is advised by written notice from the investor that a material representation or warranty of the Company made in the Notes or Purchase Agreement was false or misleading in any material respect;

•	any dissolution, liquidation or winding up by the Company or a subsidiary of a substantial portion of their business;

•	any cessation of operations by the Company or a subsidiary;

•
the failure by the Company or any subsidiary to maintain any material intellectual property rights, personal, real property, equipment, leases or other assets which are necessary to conduct its business (whether now or in the future) and such breach is not cured with thirty days after written notice to such effect;

•
any money judgment shall be entered or made in a non-appealable adjudication against the Company or any subsidiary or any of their properties or other assets for more than $250,000 in excess of the Company’s insurance coverage, unless stayed vacated or satisfied within 60 days;

•	the Company files any petition or action for relief under any bankruptcy or makes any assignment for the benefit of creditors; or

•	an involuntary petition is filed against the Company under any bankruptcy statute now or hereafter in effect, and such petition is not dismissed or discharged within 60 days.

Upon the closing of a Subsequent Financing, each of the investors shall be issued, in addition to any warrants issued in connection with a Subsequent Financing, an additional warrant (the “Additional Warrant“), to purchase a number of shares of common stock equal to fifty percent (50%) of the number of shares of common stock purchased by such investor in the Subsequent Financing assuming a per share purchase price of the securities to be issued in the Subsequent Financing.  The terms of the Additional Warrants shall be substantially identical to the terms of the warrants issued in the Subsequent Financing, except the exercise price per share of the Additional Warrants shall be equal to the per share purchase price of the securities issued in the Subsequent Financing.  In the event no warrants are issued in the Subsequent Financing, each of the investors shall nonetheless be entitled to an Additional Warrant, which Additional Warrant shall be non-callable, exercised on a cash only basis and have a term of  five (5) years following the closing date of the Subsequent Financing.

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the investors, in which the Company agreed to file a registration statement (the “Registration Statement”) with the SEC to register for resale the shares of Common Stock issuable upon voluntary conversion of the Notes within 120 calendar days of the final closing date of the Private Placement (the “Filing Date”), and to have the Registration Statement declared effective within 120 calendar days after the Filing Date.

The foregoing description of the Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of Purchase Agreement filed as Exhibit 10.1 hereto; (ii) form of Registration Rights Agreement filed as Exhibit 10.2 hereto; and (iii) form of Note issued in the Private Placement filed as Exhibit 4.1 hereto.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Company consummated the Private Placement.  The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Note.

10.1	Form of Note Purchase Agreement.

10.2	Form of Registration Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 23, 2016
FLUOROPHARMA MEDICAL, INC. By: /s/ Thomas H. Tulip Name Thomas H. Tulip Title: President and CEO